UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2013

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 International Circle
 Suite 3500
Hunt Valley, Maryland 21030
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2013, Omega Healthcare Investors, Inc. (the “Company”) held its Annual Meeting of Stockholders at the Company’s headquarters at 200 International Circle, Suite 3500 Hunt Valley, Maryland 21030 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved the Company’s 2013 Stock Incentive Plan (the “2013 Plan”), which amended and restated the Company’s 2004 Stock Incentive Plan. The 2013 Plan had been previously approved by the Company’s Board of Directors, subject to stockholder approval.

The purposes of the 2013 Plan are to (a) provide incentives to officers, employees, directors, and consultants of the Company and its affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company, (b) encourage stock ownership by officers, employees, directors, and consultants by providing them with a means to acquire a proprietary interest in the Company, acquire shares of the Company’s common stock, or to receive compensation which is based upon the appreciation in the value of the Company’s stock, and (c) provide a means of obtaining, rewarding, and retaining officers, employees, directors, and consultants.

For a detailed description of the terms and conditions of the 2013 Plan see "PROPOSAL 4-APPROVAL OF THE 2013 STOCK INCENTIVE PLAN” in the 2013 Proxy Statement, which description is incorporated herein by reference. The description of the 2013 Plan contained in the 2013 Proxy Statement is qualified in its entirety by reference to the 2013 Plan, which is attached to this Current Report as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2013, Omega Healthcare Investors, Inc. held its Annual Meeting of Stockholders.  At the Annual Meeting, there were present in person or by proxy 103,567,940 shares of Omega’s common stock, representing approximately 89.16% of the total outstanding eligible votes.  The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1: Election of Directors

	Votes Cast in Favor	Votes Withheld
Edward Lowenthal	76,741,595	1,612,242
Stephen D. Plavin	76,839,258	1,514,579

Item 2: Ratification of the selection of Ernst & Young LLP as Omega’s independent auditor

For	Against	Abstentions	Broker Non-Votes
102,989,987	366,422	211,531	0

Item 3: Advisory vote on the compensation of Omega’s executive officers

For	Against	Abstentions	Broker Non-Votes
75,819,463	1,992,716	541,658	25,214,103

Item 4: Approval for the 2013 Plan

For	Against	Abstentions	Broker Non-Votes
76,177,118	1,799,791	376,928	25,214,103

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

10.1    Omega Healthcare Investors, Inc., 2013 Stock Incentive Plan (incorporated by reference to Annex A to the Company's Proxy Statement on Schedule 14A filed on April, 22, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC. (Registrant)

Dated: June 7, 2013	By:	/s/ C. Taylor Pickett
C. Taylor Pickett
President and Chief Executive Officer

EXHIBIT INDEX

10.1	Omega Healthcare Investors, Inc. 2013 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed on April 22, 2013)